UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 11, 2008
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-32859	11-3626383
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      (713) 339-8900
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets
     Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On September 11, 2008, Franklin Bank Corp. (“Franklin”) announced that it anticipates filing its Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for the period ended March 31, 2008 (the “March Form 10-Q”) no later than November 28, 2008. Under Franklin’s previously announced plan to restore its compliance with the listing standards of The NASDAQ Stock Market (the “Nasdaq”) and The American Stock Exchange (the “AMEX”), Franklin is required to file the Form 10-K and the March Form 10-Q by September 15, 2008. Franklin has submitted written requests to both the Nasdaq and AMEX seeking additional time to file the Form 10-K and March Form 10-Q. However, no assurances may be given that Franklin’s requests for additional time will be granted.
     If Franklin’s requests for additional time to make these filings are not granted by the Nasdaq or the AMEX, the common stock and the Series A Non-Cumulative Perpetual (the “Preferred Stock”) Preferred Stock would be subject to suspension of trading and delisting. Franklin intends to appeal any determination to delist its common stock or the Preferred Stock and to seek a stay of the suspension of trading and delisting of such shares during the pendency of the appeal. The Nasdaq and the AMEX are not required to stay suspension or delisting during the appeal period, and no assurance may be given that any such request by Franklin will be granted.
     Franklin is working diligently to complete and file with the Securities and Exchange Commission the Form 10-K and the March Form 10-Q. Filing the Form 10-K requires completion of the audit of Franklin’s financial statements for 2007. The March Form 10-Q and Franklin’s other delayed periodic reports can only be filed after the Form 10-K is filed. The timing of filing the Form 10-K remains uncertain, and no assurance may be given that the November 28, 2008 target date will be achieved.
     Franklin issued a press release disclosing the foregoing on September 11, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this Item 3.01 by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     99.1 Press Release of Franklin Bank Corp., dated September 11, 2008.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.

Dated: September 15, 2008

	By:	/s/ Alan E. Master Alan E. Master
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Franklin Bank Corp., dated September 11, 2008